UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 25, 2012

TESSCO Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-24746	52-0729657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11126 McCormick Road, Hunt Valley, Maryland 21031
(Address of principal executive offices) (Zip Code)

(410) 229-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously reported, effective November 27, 2012, David M. Young ceased to serve as Senior Vice President, Chief Financial Officer and Corporate Secretary of the Registrant.  The Registrant and Mr. Young had previously entered into a Severance and Restrictive Covenant Agreement dated July 19, 2009.

In connection with these matters, the Registrant and Mr. Young have since entered into a Mutual General Release, effective December 25, 2012, setting forth the final financial terms of Mr. Young's severance, and providing for a mutual release.  Pursuant thereto, on or before December 28, 2012, Mr. Young will be paid 1.65 times his base salary, or $499,125, and the sum of $102,424, as the prorated amount of any Value Share incentive compensation due for the current fiscal year.  Payments will be made less applicable withholding.  Among other things, the Mutual General Release also confirms receipt by Mr. Young of 30,563 shares of common stock distributable to him in respect of previously earned Performance Shares, and confirms the benefits available to him under COBRA.  The obligations of Mr. Young under the Severance and Restrictive Covenant Agreement survive, including the 2-year covenant not to compete set forth in Section 4 thereof.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Mutual General Release and the Severance and Restrictive Covenant Agreement.  A copy of the Mutual General Release is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(d)	Exhibits.

Exhibit No.	Description

10.1	Mutual General Release, effective December 25, 2012, by and between the Registrant and David M. Young

Information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in the TESSCO Technologies Incorporated Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated

By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President and Chief Executive Officer

Dated: December 26, 2012

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